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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   March 10, 1997

                                 ABS Group Inc.
               (Exact name of registrant as specified in charter)

   Delaware                          0-19814                     87-0462198
(State or Other                  (Commission                   (IRS Employer
Jurisdiction of                  File Number)                   Identification
Incorporation)                                                    Number)


2936 Sierra Point Place, Salt Lake City, Utah                        84198
(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code    801-521-8000


          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         Pursuant to Share Purchase and Sale Agreement dated December 31, 1996, Registrant acquired (from a New Jersey corporation known as Medical Technologies, Inc. ("MT") all of the issued and outstanding securities (100,000,000 shares of common stock) of Future Medical Technologies, Inc. ("FMT"), which was a wholly owned subsidiary of MT. FMT is in the business of manufacturing and marketing diagnostic products for medical and industrial applications. In connection with this transaction, Steven Gelman, consultant to FMT since August 1996, entered into a four-year employment agreement with FMT as its President, signed a Non-Disclosure Agreement under which he must hold in confidence FMT's proprietary information and entered into a covenant not to compete for a two-year period commencing upon the termination of his employment.

         As consideration regarding this transaction, Registrant issued two ninety-day, 6% interest, promissory notes in the sums of $44,000 and $31,563.80 and also assumed the remaining payments of a four-year, 7% interest, $250,000 promissory note with a balance of $225,000 at December 31, 1996. Subsequent to closing Registrant paid in full (to MT) the above referenced $44,000 and the $31,563.80 promissory notes.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         The following information is furnished in accordance with Item 701 of Regulation S-B as to all equity securities of the registrant sold by the registrant that were not registered under the Securities Act of 1933 ("Act") in reliance upon Regulation S under the Act.

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A.       TITLE AND AMOUNT OF SECURITIES SOLD AND THE DATE OF THE TRANSACTION -
         (a) 10,000 shares of $.0001 par value common stock sold at $2.50 per share and (b) 10,000 shares of $.0001 par value common stock sold at $2.50 per share - with net funds of $39,859 received by Registrant on March 10, 1997.

B.       NAME OF THE PLACEMENT AGENT(S) IS - Rolcan Finance Ltd. - London

C. CONSIDERATION RECEIVED - Total aggregate consideration paid was $50,000 ($2.50 per share) less placement agent fees of $10,000, escrow fees of $125 and bank charges of $16.

D. PERSONS OR CLASSES OF PERSONS TO WHOM THE SECURITIES WERE SOLD AND EXEMPTION FROM REGISTRATION CLAIMED - Non-U.S. persons eligible for utilization of Regulation S under the Act as not being a "U.S. person" as defined in Rule 902(o), which person(s) has warranted and represented in an Off-Shore Securities Subscription Agreement that he or it is eligible to utilize such exemptions as afforded to non-U.S. persons in accordance with aforesaid Regulation S under the Act.


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                                       II

A.       TITLE AND AMOUNT OF SECURITIES SOLD AND THE DATE OF THE TRANSACTION -
         (a) 3,672 shares of $.0001 par value common stock sold at $2.50 per share with net funds of $9,180, (b) 400 shares of $.0001 par value common stock sold at $2.50 per share with net funds of $987.50, (c) 2,223 shares of $.0001 par value common stock sold at $2.50 per share with net funds of $5,542.50 and (d) 8,129 shares of $.0001 par value common stock sold at $2.00 per share with net funds of $15,926.71. Registrant received on (i) March 3, 1997 an aggregate of $12,511.00 after deductions totaling $3,226.50 representing placement agent fee, escrow fee and/or related costs and expenses and (ii) further received, on March 25, 1997 the sum of $15,926.71 (with respect to the transaction designated (d) hereof) after deductions totaling $331.29 representing placement agent fee, escrow fee and/or related costs and expenses.

B.       NAME OF THE PLACEMENT AGENT(S) IS - Berkshire International Finance,
         Inc.

C. CONSIDERATION RECEIVED - Total aggregate consideration paid was $15,737.50 ($2.50 per share) with respect to transactions designated
         (a) through (c) in II A hereof and $16,258 with respect to transaction designated (d) in II A hereof.

D. PERSONS OR CLASSES OF PERSONS TO WHOM THE SECURITIES WERE SOLD AND EXEMPTION FROM REGISTRATION CLAIMED - Non-U.S. persons eligible for utilization of Regulation S under the Act as not being a "U.S. person" as defined in Rule 902(o), which person(s) has warranted and represented in an Off-Shore Securities Subscription Agreement that he or it is eligible to utilize such exemptions as afforded to non-U.S. persons in accordance with aforesaid Regulation S under the Act.


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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ABS GROUP INC.



                                       By /s/ Emanuel A. Floor
                                          ---------------------------
                                          Emanuel A. Floor, President

Date:  March 25, 1997


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